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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 25, 2007

DATAJUNGLE SOFTWARE INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hines Road, Suite 202, Ottawa, Ontario, Canada	K2K 3C7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (613) 254-7246

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

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Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2007, DataJungle Software Inc. (the “Company”) agreed to amend (the “Amendment”) a Consulting Agreement with Aodmorris & Associates LLC (the “Consultant”) dated June 28, 2007 to provide corporate finance services to the Company until June 30, 2009.  The terms of the Consulting Agreement prior to the Amendment have been included in Form 8-K dated July 5, 2007.  The terms of the Amendment are as follows:

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David L. Morris will be appointed Chief Executive Officer and President of the Company effective July 26, 2007;

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The fee charged by the Consultant of $7,500 per month will be increased to $12,500 per month effective July 25, 2007;

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The Company will grant warrants to purchase 1,000,000 restricted shares of common stock of the Company to the Consultant at an exercise price of $0.20 per share for a period of four years upon signing of the Amendment.  The warrants have a cashless exercise provision and a provision restricting conversion if the exercise would cause the Consultant and its affiliates to exceed 4.99% of the outstanding shares of common stock of the Company;

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The Company will grant options to purchase 750,000 restricted shares of common stock of the Company at $0.20 per share upon signing of the Amendment.  The options will vest in equal portions over three years and expire four years from the date of vesting.

Item 3.02 Unregistered Sales of Equity Securities

On July 25, 2007, the Company agreed to issue warrants to purchase 1,000,000 shares of restricted common stock and options to purchase 750,000 shares of restricted common stock pursuant to the Amendment described in Item 1.01 above.

These transactions were exempt pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 26, 2007, David L. Morris was appointed Chief Executive Officer and President of the Company pursuant to the Amendment described in Item 1.01 above.  Mr. Morris has fifteen years of experience in investment banking, fund management and sales management.  Mr. Morris has held positions at Bear-Stearns, Morris Investment Management, Excambria Corp, Bluestone Merchant Bank and Prudential Securities.

On the same date, Edward Munden resigned as Chief Executive Officer and President of the Company.  Mr. Munden will continue as Chairman of the Board of the Company.

For further information see the Company’s Press Release dated July 26, 2007 which is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1

June 26, 2007 Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DataJungle Software Inc.

/s/ Larry Bruce

___________________________________

Larry Bruce, Chief Financial Officer, Secretary &

Treasurer

Date: July 30, 2007